EXHIBIT 10.12.4

                 AMENDMENT NO. 1 TO SECOND AMENDED AND RESTATED
                             NOTE PURCHASE AGREEMENT


         This AMENDMENT NO. 1 TO SECOND AMENDED AND RESTATED NOTE PURCHASE AGREEMENT, dated as of August 28, 2008 (this "Amendment") is made among CONN FUNDING II, L.P. (the "Issuer"), CONN APPLIANCES, INC., THREE PILLARS FUNDING LLC (f/k/a Three Pillars Funding Corporation), JPMORGAN CHASE BANK, N.A., PARK AVENUE RECEIVABLES COMPANY, LLC and SUNTRUST ROBINSON HUMPHREY, INC. Capitalized terms used and not otherwise defined in this Amendment are used as defined in that certain Base Indenture, dated as of September 1, 2002, as amended from time to time, between the Issuer and the Wells Fargo Bank, National Association (successor by merger to Wells Fargo Bank Minnesota, National Association), as Trustee (the "Trustee") or, if not defined therein, in that certain Amended and Restated Series 2002-A Supplement, dated as of September 10, 2007, as amended from time to time, between the Issuer and the Trustee.

                                   Background

         A. The parties hereto have entered into the Second Amended and Restated Note Purchase Agreement, dated as of August 14, 2008, among the parties hereto (as amended from time to time, the "Note Purchase Agreement") to finance the purchase of Receivables by the Issuer from Conn Appliances, Inc.

         B. The parties hereto wish to amend the Note Purchase Agreement.

         C. The parties hereto are willing to agree to such an amendment, all as set out in this Amendment.

                                    Agreement

         1. Amendments of the Note Purchase Agreement.

         (a) Section 1 of the Note Purchase Agreement is hereby amended by amending and restating the following definition in its entirety:

                  "Fee Letters" means each of the following  letter  agreements:
         (i) that certain Third Amended and Restated Fee Letter, dated as of August 28, 2008, as amended from time to time, between the Issuer and the Administrator setting forth certain fees payable by the Issuer in connection with the purchase of Notes by the Administrator for the benefit of Three Pillars and (ii) that certain Amended and Restated Fee Letter, dated as of August 28, 2008, as amended from time to time, between the Issuer and the Funding Agent setting forth certain fees payable by the Issuer in connection with the purchase of Notes by the Funding Agent for the benefit of PARCO.

         (b) Section 1 of the Note Purchase Agreement is hereby amended by amending and restating the following definition in its entirety:

                  "Tranche A Purchase Expiration Date" means the earlier of (i) August 13, 2009 (as such date may be extended from time to time pursuant to Section 2.4) and (ii) the date of the occurrence of an Event of Default, Payout Event or Servicer Default.

         (c) The first sentence of Section 7.8 of the Note Purchase Agreement is hereby amended and restated in its entirety as follows:

         The Issuer and the Seller hereby agree to promptly notify the Administrator, Funding Agent and each Rating Agency then rating any outstanding Series of the Issuer of any amendment or modification to the transaction documents related to the ABL Facility.

         (d) The Note Purchase Agreement is hereby amended by adding the following section to the end of Article X thereof:

         SECTION 10.15 Tax Disclosure. Notwithstanding any other express or implied agreement to the contrary, the parties agree and acknowledge that each of them and each of their employees, representatives, and other agents may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of the transaction and all materials of any kind (including opinions or other tax analyses) that are provided to any of them relating to such tax treatment and tax structure, except to the extent that confidentiality is reasonably necessary to comply with U.S. federal or state securities laws. For purposes of this paragraph, the terms "tax treatment" and "tax structure" have the meanings specified in Treasury Regulation section 1.6011-4(c).

         2. Binding Effect; Ratification. This Amendment shall become effective, as of the date first set forth above, (i) upon receipt by the Funding Agent and the Administrator of the Fees due and payable as of the date hereof pursuant to the Fee Letters (as defined above) and (ii) when the Administrator shall have received counterparts hereof and thereafter shall be binding on the parties hereto and their respective successors and assigns.

         (a) On and after the execution and delivery hereof, this Amendment shall be a part of the Note Purchase Agreement and each reference in the Note Purchase Agreement to "this Note Purchase Agreement" or "hereof", "hereunder" or words of like import, and each reference in any other Transaction Document to the Note Purchase Agreement shall mean and be a reference to such Note Purchase Agreement as amended hereby.

         (b) Except as expressly amended hereby, the Note Purchase Agreement shall remain in full force and effect and is hereby ratified and confirmed by the parties hereto.

         3. Miscellaneous. (a) THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS. EACH OF THE PARTIES TO THIS AMENDMENT AGREES TO THE NON-EXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND ANY APPELLATE COURT HAVING JURISDICTION TO REVIEW THE JUDGMENTS THEREOF. EACH OF THE PARTIES HERETO HEREBY WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS AND ANY OBJECTION TO VENUE OF ANY ACTION INSTITUTED HEREUNDER IN ANY OF THE AFOREMENTIONED COURTS AND CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT.

         (b) Headings used herein are for convenience of reference only and shall not affect the meaning of this Amendment.

         (c) This Amendment may be executed in any number of counterparts, and by the parties hereto on separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same agreement.

                            [Signature Page Follows]

         IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                         CONN FUNDING II, L.P., as Issuer


                         By:  Conn Funding II GP, L.L.C., its general partner



                         By:  /s/ David R. Atnip
                            -----------------------------------------
                               Name:  David R. Atnip
                               Title:  Treasurer



                         CONN APPLIANCES, INC.





                         By:  /s/ David R. Atnip
                            -----------------------------------------
                               Name:  David R. Atnip
                               Title:  Treasurer



                                     S-1                      Amendment No. 1 to
                                                 2nd A&R Note Purchase Agreement

                            THREE PILLARS FUNDING LLC,
                            as a Conduit Purchaser


                            By:  /s/ Doris J. Hearn
                               -------------------------------------------------
                            Name:  Doris J. Hearn
                            Title:  Vice President





                            SUNTRUST ROBINSON HUMPHREY, INC.,
                            as Administrator



                            By:  /s/ Joseph R. Franke
                               -----------------------------------------
                            Name:  Joseph R. Franke
                            Title:  Director


                                     S-2                      Amendment No. 1 to
                                                 2nd A&R Note Purchase Agreement

                   JPMORGAN CHASE BANK, N.A., as a Committed Purchaser and Funding Agent

                   By:  /s/ Trischa Lesch
                      --------------------------------------------------
                   Name:  Trischa Lesch
                   Title:  Vice President






                   PARK AVENUE RECEIVABLES COMPANY LLC, as a Conduit
                   Purchaser

                   By: JPMorgan Chase Bank, N.A.,
                   its attorney-in-fact


                   By:  /s/ Trischa Lesch
                      --------------------------------------------------
                   Name:  Trischa Lesch
                   Title:  Vice President

                                     S-3                      Amendment No. 1 to
                                                 2nd A&R Note Purchase Agreement